Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

			THREE MONTHS ENDED

			Amounts			Percent of Sales
			October 28,	October 29,	% Over	October 28,	October 29,
			2018	2017	(Under)	2018	2017

Net sales	$		77,006	80,698	(4.6)%	100.0%	100.0%
Cost of sales		(1)(3)(4)	63,680	64,894	(1.9)%	82.7%	80.4%
Gross profit			13,326	15,804	(15.7)%	17.3%	19.6%

Selling, general and
administrative expenses		(3)(4)	10,103	9,415	7.3%	13.1%	11.7%
Restructuring credit		(2)(4)	(1,061)	-	(100.0)%	(1.4)%	0.0%
Income from operations			4,284	6,389	(32.9)%	5.6%	7.9%

Interest expense			18	37	(51.4)%	0.0%	0.0%
Interest income			(151)	(128)	18.0%	(0.2)%	(0.2)%
Other expense			142	321	(55.8)%	0.2%	0.4%
Income before income taxes			4,275	6,159	(30.6)%	5.6%	7.6%

Income taxes*			1,276	2,108	(39.5)%	29.8%	34.2%

Loss from investment in unconsolidated joint venture			55	75	(26.7)%	0.1%	0.1%
Net income			2,944	3,976	(26.0)%	3.8%	4.9%
Less: Net income attributable to non-controlling interest			(11)	-	(100.0)%	(0.0)%	0.0%
Net income attributable to Culp Inc. common shareholders	$		2,933	3,976	(26.2)%	3.8%	4.9%

Net income attributable to Culp Inc. common shareholders per share - basic			$0.23	$0.32	(28.1)%
Net income attributable to Culp Inc. common shareholders per share - diluted			$0.23	$0.32	(28.1)%
Average shares outstanding-basic			12,515	12,440	0.6%
Average shares outstanding-diluted			12,551	12,580	(0.2)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the three-month period ending October 28, 2018, includes a $270 restructuring related charge for operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(2)
The $1.1 million restructuring credit represents a $1.1 million gain on the sale of equipment partially offset by a charge of $63 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics plant facility.

(3)
During the three-month period ending October 28, 2018, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)
See page 8 for our statement of operations that exclude our restructuring credit and restructuring related charges associated with our upholstery fabrics segment and non-recurring charges associated with our mattress fabrics segment for the three-month period ending October 28, 2018. There were no restructuring activities or non-recurring charges asscociated with our mattress fabrics segment noted  for the three-month period ending October 29, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR SIX MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

			SIX MONTHS ENDED

			Amounts			Percent of Sales
			October 28,	October 29,	% Over	October 28,	October 29,
			2018	2017	(Under)	2018	2017

Net sales	$		148,479	160,230	(7.3)%	100.0%	100.0%
Cost of sales		(1)(3)(4)	124,594	127,962	(2.6)%	83.9%	79.9%
Gross profit			23,885	32,268	(26.0)%	16.1%	20.1%

Selling, general and
administrative expenses		(3)(4)	18,136	18,916	(4.1)%	12.2%	11.8%
Restructuring credit		(2)(4)	(610)	-	(100.0)%	(0.4)%	0.0%
Income from operations			6,359	13,352	(52.4)%	4.3%	8.3%

Interest expense			38	37	2.7%	0.0%	0.0%
Interest income			(301)	(259)	16.2%	(0.2)%	(0.2)%
Other expense			399	674	(40.8)%	0.3%	0.4%
Income before income taxes			6,223	12,900	(51.8)%	4.2%	8.1%

Income taxes*			2,182	3,748	(41.8)%	35.1%	29.1%

Loss from investment in unconsolidated joint venture			132	193	(31.6)%	0.1%	0.1%
Net income			3,909	8,959	(56.4)%	2.6%	5.6%
Less: Net income attributable to non-controlling interest			(19)	-	(100.0)%	(0.0)%	0.0%
Net income attributable to Culp Inc. common shareholders	$		3,890	8,959	(56.6)%	2.6%	5.6%

Net income attributable to Culp Inc. common shareholders per share - basic			$0.31	$0.72	(56.9)%
Net income attributable to Culp Inc. common shareholders per share - diluted			$0.31	$0.71	(56.3)%
Average shares outstanding-basic			12,512	12,420	0.7%
Average shares outstanding-diluted			12,612	12,613	(0.0)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the six-month period ending October 28, 2018, includes restructuring related charges totaling $1.8 million, of which $1.6 million pertains to inventory markdowns and $270 pertains to operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(2)
The $610 restructuring credit represents a $1.1 million gain on the sale of equipment partially offset by a charge of $513 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics plant facility.

(3)
During the six-month period ending October 28, 2018, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)
See page 9 for our statement of operations that exclude our restructuring credit and restructuring related charges associated with our upholstery fabrics segment and non-recurring charges associated with our mattress fabrics segment for the three-month period ending October 28, 2018. There were no restructuring activities or non-recurring charges associated with our mattress fabrics segment noted  for the three-month period ending October 29, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 28, 2018, OCTOBER 29, 2017 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	(Condensed)		Increase
	October 28,	October 29,	(Decrease)		* April 29,
	2018	2017	Dollars	Percent	2018

Current assets
Cash and cash equivalents	$14,768	15,739	(971)	(6.2)%	21,228
Short-term investments - Available for Sale	-	2,478	(2,478)	(100.0)%	2,451
Short-term investments - Held-To-Maturity	26,719	4,015	22,704	565.5%	25,759
Accounts receivable	24,362	24,220	142	0.6%	26,307
Inventories	50,601	50,209	392	0.8%	53,454
Assets held for sale	237	-	237	100.0%	-
Other current assets	2,461	2,263	198	8.7%	2,870
Total current assets	119,148	98,924	20,224	20.4%	132,069

Property, plant & equipment, net	51,325	52,530	(1,205)	(2.3)%	51,794
Goodwill	27,222	11,462	15,760	137.5%	13,569
Intangible assets	10,636	1,428	9,208	644.8%	4,275
Deferred income taxes	3,614	491	3,123	636.0%	1,458
Long-term Investments - Held-To-Maturity	-	26,853	(26,853)	(100.0)%	5,035
Long-term Investments - Rabbi Trust	7,851	6,921	930	13.4%	7,326
Investment in unconsolidated joint venture	1,470	1,522	(52)	(3.4)%	1,501
Other assets	945	912	33	3.6%	957

Total assets	$222,211	201,043	21,168	10.5%	217,984

Current liabilities
Accounts payable - trade	$24,007	24,600	(593)	(2.4)%	27,237
Accounts payable - capital expenditures	114	3,209	(3,095)	(96.4)%	1,776
Deferred revenue	649	-	649	100.0%	809
Accrued expenses	8,670	7,364	1,306	17.7%	9,325
Accrued restructuring costs	260	-	260	100.0%	-
Deferred compensation	714	-	714	100.0%	-
Income taxes payable - current	2,044	692	1,352	195.4%	1,437
Total current liabilities	36,458	35,865	593	1.7%	40,584

Accrued expenses - long-term	-	-	-	0.0%	763
Contingent consideration - Earn-Out Obligation	5,706	-	5,706	100.0%	-
Income taxes payable - long-term	3,233	487	2,746	563.9%	3,758
Deferred income taxes	2,225	4,641	(2,416)	(52.1)%	2,150
Deferred compensation	7,120	6,970	150	2.2%	7,353

Total liabilities	54,742	47,963	6,779	14.1%	54,608

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	162,918	153,080	9,838	6.4%	163,376
Non-controlling interest	4,551	-	4,551	100.0%	-
	167,469	153,080	14,389	9.4%	163,376

Total liabilities and
shareholders' equity	$222,211	201,043	21,168	10.5%	217,984

Shares outstanding	12,492	12,435	57	0.5%	12,450

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
OCTOBER 28, 2018, OCTOBER 29, 2017, AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	October 28,	October 29,	April 29,
	2018	2017	2018*

Cash and cash equivalents	$14,768	$15,739	$21,228

Short-term investments - Available for Sale	-	2,478	2,451

Short-term investments - Held-To-Maturity	26,719	4,015	25,759

Long-term investments - Held-To-Maturity	-	26,853	5,035

Total Cash and Investments	$41,487	$49,085	$54,473

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 28,	October 29,
	2018	2017

Cash flows from operating activities:
Net income	$3,909	8,959
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	4,056	3,713
Amortization	391	166
Stock-based compensation	(106)	1,558
Deferred income taxes	(2,081)	976
Realized loss on sale of short-term investments (Available for Sale)	94	-
Gain on sale of equipment	(1,079)	-
Loss from investment in unconsolidated joint venture	132	193
Foreign currency exchange gain (loss)	(102)	42
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	1,639	561
Inventories	3,767	1,597
Other current assets	379	723
Other assets	(10)	(35)
Accounts payable	(3,264)	(5,074)
Deferred revenue	(160)	-
Accrued expenses and deferrred compensation	(1,472)	(3,607)
Accrued restructuring costs	260	-
Income taxes	247	406
Net cash provided by operating activities	6,600	10,178

Cash flows from investing activities:
Net cash paid for acquistion of businesses	(12,096)	-
Capital expenditures	(2,096)	(4,978)
Proceeds from the sale of equipment	1,280	6
Investment in unconsolidated joint venture	(100)	(609)
Proceeds from the sale of short-term investments (Held to Maturity)	4,000	-
Proceeds from the sale of short-term investments (Available for Sale)	2,458	-
Purchase of short-term investments (Available for Sale)	(10)	(24)
Proceeds from the sale of long-term investments (Rabbi Trust)	-	54
Purchase of long-term investments (Rabbi Trust)	(526)	(1,457)
Net cash used in investing activities	(7,090)	(7,008)

Cash flows from financing activities:
Proceeds from line of credit	12,000	10,000
Payments on line of credit	(12,000)	(10,000)
Payments on vendor-financed capital expenditures	(1,412)	(2,500)
Dividends paid	(2,253)	(4,603)
Common stock surrendered for withholding taxes payable	(1,292)	(1,147)
Common stock repurchased	(844)	-
Proceeds from common stock issued	-	5
Net cash used in financing activities	(5,801)	(8,245)

Effect of exchange rate changes on cash and cash equivalents	(169)	19

Decrease in cash and cash equivalents	(6,460)	(5,056)

Cash and cash equivalents at beginning of period	21,228	20,795

Cash and cash equivalents at end of period	$14,768	15,739

Free Cash Flow (1)	$3,577	713

(1) Free Cash Flow reconciliation is as follows:
	FY 2019	FY 2018
A) Net cash provided by operating activities	$6,600	10,178
B) Minus: Capital Expenditures	(2,096)	(4,978)
C) Plus: Proceeds from the sale of equipment	1,280	6
D) Minus: Investment in unconsolidated joint venture	(100)	(609)
E) Minus: Payments on vendor-financed capital expenditures	(1,412)	(2,500)
F) Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	-	54
G) Minus: Purchase of long-term investments (Rabbi Trust)	(526)	(1,457)
H) Effects of exchange rate changes on cash and cash equivalents	(169)	19
	$3,577	713

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(Unaudited)
(Amounts in thousands)

		THREE MONTHS ENDED

		Amounts			Percent of Total Sales
		October 28,	October 29,	% Over	October 28,	October 29,
Net Sales by Segment		2018	2017	(Under)	2018	2017

Mattress Fabrics		$41,989	48,601	(13.6)%	54.5%	60.2%
Upholstery Fabrics		35,017	32,097	9.1%	45.5%	39.8%

Net Sales		$77,006	80,698	(4.6)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics		$7,498	9,730	(22.9)%	17.9%	20.0%
Upholstery Fabrics		6,257	6,074	3.0%	17.9%	18.9%
Subtotal		13,755	15,804	(13.0)%	17.9%	19.6%

Other non-recurring charges	(1)	(159)	-	(100.0)%	(0.2)%	0.0%
Restructuring related charges	(1)	(270)	-	(100.0)%	(0.4)%	0.0%

Gross Profit		13,326	15,804	(15.7)%	17.3%	19.6%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics		$4,566	3,168	44.1%	10.9%	6.5%
Upholstery Fabrics		3,535	3,700	(4.5)%	10.1%	11.5%
Subtotal		8,101	6,868	18.0%	10.5%	8.5%

Other non-recurring charges	(1)	89	-	100.0%	0.1%	0.0%
Unallocated Corporate expenses		1,913	2,547	(24.9)%	2.5%	3.2%
Selling, General and Administrative Expenses		$10,103	9,415	7.3%	13.1%	11.7%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics		$2,932	6,562	(55.3)%	7.0%	13.5%
Upholstery Fabrics		2,722	2,374	14.7%	7.8%	7.4%
Subtotal		$5,654	8,936	(36.7)%	7.3%	11.1%

Unallocated corporate expenses		(1,913)	(2,547)	(24.9)%	(2.5)%	(3.2)%
Other non-recurring charges	(1)	(248)	-	(100.0)%	(0.3)%	0.0%
Restructuring credit and related charges	(1)	791	-	100.0%	1.0%	0.0%

Operating income		4,284	6,389	(32.9)%	5.6%	7.9%

Depreciation Expense by Segment

Mattress Fabrics		$1,844	1,698	8.6%
Upholstery Fabrics		197	207	(4.8)%
Depreciation Expense		$2,041	1,905	7.1%

Notes

(1)	See page 8 for detailed description of charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(Unaudited)
(Amounts in thousands)

		SIX MONTHS ENDED

		Amounts			Percent of Total Sales
		October 28,	October 29,	% Over	October 28,	October 29,
Net Sales by Segment		2018	2017	(Under)	2018	2017

Mattress Fabrics		$78,972	97,030	(18.6)%	53.2%	60.6%
Upholstery Fabrics		69,507	63,200	10.0%	46.8%	39.4%

Net Sales		$148,479	160,230	(7.3)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics		$13,470	19,495	(30.9)%	17.1%	20.1%
Upholstery Fabrics		12,410	12,773	(2.8)%	17.9%	20.2%
Subtotal		25,880	32,268	(19.8)%	17.4%	20.1%

Other non-recurring charges	(1)	(159)	-	(100.0)%	(0.1)%	0.0%
Restructuring related charges	(1)	(1,836)	-	(100.0)%	(1.2)%	0.0%

Gross Profit		23,885	32,268	(26.0)%	16.1%	20.1%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics		$7,714	6,559	17.6%	9.8%	6.8%
Upholstery Fabrics		7,161	7,511	(4.7)%	10.3%	11.9%
Subtotal		14,875	14,070	5.7%	10.0%	8.8%

Other non-recurring charges	(1)	89	-	100.0%	0.1%	0.0%
Unallocated Corporate expenses		3,172	4,846	(34.5)%	2.1%	3.0%
Selling, General and Administrative Expenses		$18,136	18,916	(4.1)%	12.2%	11.8%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics		$5,755	12,936	(55.5)%	7.3%	13.3%
Upholstery Fabrics		5,249	5,262	(0.2)%	7.6%	8.3%
Subtotal		$11,004	18,198	(39.5)%	7.4%	11.4%

Unallocated corporate expenses		(3,172)	(4,846)	(34.5)%	(2.1)%	(3.0)%
Other non-recurring charges	(1)	(248)	-	(100.0)%	(0.2)%	0.0%
Restructuring credit and related charges	(1)	(1,225)	-	(100.0)%	(0.8)%	0.0%

Operating income		6,359	13,352	(52.4)%	4.3%	8.3%

Return on Capital (2)

Mattress Fabrics		23.6%	37.3%
Upholstery Fabrics		56.5%	60.5%
Unallocated Corporate		N/A	N/A
Consolidated		18.4%	27.0%

Capital Employed (2) (3)

Mattress Fabrics		$79,947	78,476	1.9%
Upholstery Fabrics		17,796	17,749	0.3%
Unallocated Corporate		32,110	13,148	144.2%
Consolidated		$129,853	109,373	18.7%

Depreciation Expense by Segment

Mattress Fabrics		$3,644	3,310	10.1%
Upholstery Fabrics		412	403	2.2%
Depreciation Expense		$4,056	3,713	9.2%

Notes

(1)	See page 9 for detailed description of charges.

(2)	See pages 11 and 12 of this financial information release for calculations.

(3)	The capital employed balances are as of October 28, 2018 and October 29, 2017.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)

	THREE MONTHS ENDED

								(4)
	As Reported					October 28, 2018		As Reported
	October 28,	% of			% of	Adjusted	% of	October 29,	% of	% Over
	2018	Sales		Adjustments	Sales	Results	Sales	2017	Sales	(Under)

Net sales	$77,006	100.0%		-	0.0%	77,006	100.0%	80,698	100.0%	-4.6%
Cost of sales	63,680	82.7%	(1)	(429)	-0.6%	63,251	82.1%	64,894	80.4%	-2.5%
Gross profit	13,326	17.3%		(429)	-0.6%	13,755	17.9%	15,804	19.6%	-13.0%

Selling, general and
administrative expenses	10,103	13.1%	(3)	(89)	-0.1%	10,014	13.0%	9,415	11.7%	6.4%
Restructuring credit	(1,061)	-1.4%	(2)	1,061	1.4%	-	0.0%	-	0.0%	0.0%
Income from operations	4,284	5.6%		543	0.7%	3,741	4.9%	6,389	7.9%	-41.4%

Interest expense	18	0.0%		-	0.0%	18	0.0%	37	0.0%	-51.4%
Interest income	(151)	-0.2%		-	0.0%	(151)	-0.2%	(128)	-0.2%	18.0%
Other expense	142	0.2%		-	0.0%	142	0.2%	321	0.4%	-55.8%
Income before income taxes	4,275	5.6%		543	0.7%	3,732	4.8%	6,159	7.6%	-39.4%

Notes

(1)
The $429 represents a restructuring related charge of $270 for other operating costs associated with our closed Anderson, SC upholstery fabrics plant facility and a non-recurring charge of $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(2)	The $1.1 million restructuring credit represents a $1.1 million gain on the sale of equipment partially offset by a charge of $63 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics plant facility.

(3)	The $89 represents employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(4)	Actual reported results were used for comparative purposes as there were no restructuring activities or non-recurring charges associated with our mattress fabrics segment for the three-month period ending October 29, 2017.

CULP, INC.
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)

	SIX MONTHS ENDED

								(4)
	As Reported					October 28, 2018		As Reported
	October 28,	% of			% of	Adjusted	% of	October 29,	% of	% Over
	2018	Sales		Adjustments	Sales	Results	Sales	2017	Sales	(Under)

Net sales	$148,479	100.0%		-	0.0%	148,479	100.0%	160,230	100.0%	-7.3%
Cost of sales	124,594	83.9%	(1)	(1,995)	-1.3%	122,599	82.6%	127,962	79.9%	-4.2%
Gross profit	23,885	16.1%		(1,995)	-1.3%	25,880	17.4%	32,268	20.1%	-19.8%

Selling, general and
administrative expenses	18,136	12.2%	(3)	(89)	-0.1%	18,047	12.2%	18,916	11.8%	-4.6%
Restructuring credit	(610)	-0.4%	(2)	610	0.4%	-	0.0%	-	0.0%	0.0%
Income from operations	6,359	4.3%		(1,474)	-1.0%	7,833	5.3%	13,352	8.3%	-41.3%

Interest expense	38	0.0%		-	0.0%	38	0.0%	37	0.0%	2.7%
Interest income	(301)	-0.2%		-	0.0%	(301)	-0.2%	(259)	-0.2%	16.2%
Other expense	399	0.3%		-	0.0%	399	0.3%	674	0.4%	-40.8%
Income before income taxes	6,223	4.2%		(1,474)	-1.0%	7,697	5.2%	12,900	8.1%	-40.3%

Notes

(1)
The $2.0 million represents a restructuring related charge of $1.6 million for inventory markdowns and $270 for operating costs associated with the closure of our Anderson, SC plant upholstery fabrics plant facility and $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(2)	The $610 restructuring credit represents a $1.1 million gain on the sale of equipment partially offset by a charge of $513 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics plant facility.

(3)	The $89 represents employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(4)	Actual reported results were used for comparative purposes as there were no restructuring activities or non-recurring charges associated with our mattress fabrics segment for the six-month period ending October 29, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/28/2018	4/29/2018	7/29/2018	10/28/2018	10/28/2018

Net income (loss)	$(748)	$12,666	$965	$2,944	$15,827
Income taxes	8,208	(6,217)	906	1,276	4,173
Interest income, net	(101)	(117)	(130)	(133)	(481)
Other non-recurring charges	-	-	-	248	248
Restructuring expense (credit) and related charges	-	-	2,016	(791)	1,225
Depreciation and amortization expense	2,048	2,096	2,160	2,287	8,591
Stock based compensation	864	(210)	(501)	395	548
Adjusted EBITDA	$10,271	$8,218	$5,416	$6,226	$30,131

	Quarter Ended
					Trailing 12
					Months
	1/29/2017	4/30/2017	7/30/2017	10/29/2017	10/29/2017

Net income	$6,347	$6,198	$4,984	$3,976	$21,505
Income taxes	643	778	1,640	2,108	5,169
Interest income, net	(124)	(134)	(131)	(91)	(480)
Other non-recurring charges	-	-	-	-	-
Restructuring expense (credit) and related charges	-	-	-	-	-
Depreciation and amortization expense	1,875	1,863	1,889	1,990	7,617
Stock based compensation	962	739	757	801	3,259
Adjusted EBITDA	$9,703	$9,444	$9,139	$8,784	$37,070

% Over (Under)	5.9%	-13.0%	-40.7%	-29.1%	-18.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED OCTOBER 28, 2018
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 28, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$18,680	$79,006	23.6%
Upholstery Fabrics	10,940	19,372	56.5%
(less: Unallocated Corporate)	(7,680)	21,083	N/A
Total	$21,940	$119,461	18.4%

Average Capital Employed	As of the three Months Ended October 28, 2018				As of the three Months Ended July 29, 2018				As of the three Months Ended April 29, 2018
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$91,697	37,442	93,072	222,211	$98,064	37,386	90,922	226,372	$95,061	39,812	83,111	217,984
Total liabilities (5)	(11,750)	(19,646)	(23,346)	(54,742)	(14,593)	(17,880)	(27,869)	(60,342)	(17,335)	(18,679)	(18,594)	(54,608)

Subtotal	$79,947	$17,796	$69,726	$167,469	$83,471	$19,506	$63,053	$166,030	$77,726	$21,133	$64,517	$163,376
Less:
Cash and cash equivalents	-	-	(14,768)	(14,768)	-	-	(8,593)	(8,593)	-	-	(21,228)	(21,228)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	-	-	(2,451)	(2,451)
Short-term investments - Held-To-Maturity	-	-	(26,719)	(26,719)	-	-	(30,756)	(30,756)	-	-	(25,759)	(25,759)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-	(5,035)	(5,035)
Long-term investments - Rabbi Trust	-	-	(7,851)	(7,851)	-	-	(7,671)	(7,671)	-	-	(7,326)	(7,326)
Deferred income taxes - non-current	-	-	(3,614)	(3,614)	-	-	(3,721)	(3,721)	-	-	(1,458)	(1,458)
Deferred compensation - current	-	-	714	714	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	2,044	2,044	-	-	1,244	1,244	-	-	1,437	1,437
Income taxes payable - long-term	-	-	3,233	3,233	-	-	3,733	3,733	-	-	3,758	3,758
Deferred income taxes - non-current	-	-	2,225	2,225	-	-	2,150	2,150	-	-	2,150	2,150
Line of credit	-	-	-	-	-	-	4,000	4,000	-	-	-	-
Deferred compensation - non-current	-	-	7,120	7,120	-	-	7,679	7,679	-	-	7,353	7,353

Total Capital Employed	$79,947	$17,796	$32,110	$129,853	$83,471	$19,506	$31,118	$134,095	$77,726	$21,133	$15,958	$114,817

	As of the three Months Ended January 28, 2018				As of the three Months Ended October 29, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$93,827	43,458	79,559	216,844	$94,626	34,974	71,443	201,043
Total liabilities (5)	(18,418)	(22,781)	(23,463)	(64,662)	(16,150)	(17,225)	(14,588)	(47,963)

Subtotal	$75,409	$20,677	$56,096	$152,182	$78,476	$17,749	$56,855	$153,080
Less:
Cash and cash equivalents	-	-	(22,428)	(22,428)	-	-	(15,739)	(15,739)
Short-term investments - Available-For-Sale	-	-	(2,472)	(2,472)	-	-	(2,478)	(2,478)
Short-term investments - Held-To-Maturity	-	-	(17,206)	(17,206)	-	-	(4,015)	(4,015)
Long-term investments - Held-To-Maturity	-	-	(13,625)	(13,625)	-	-	(26,853)	(26,853)
Long-term investments - Rabbi Trust	-	-	(7,176)	(7,176)	-	-	(6,921)	(6,921)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(491)	(491)
Deferred compensation - current	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	1,580	1,580	-	-	692	692
Income taxes payable - long-term	-	-	10,940	10,940	-	-	487	487
Deferred income taxes - non-current	-	-	2,096	2,096	-	-	4,641	4,641
Line of credit	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	7,216	7,216	-	-	6,970	6,970

Total Capital Employed	$75,409	$20,677	$13,079	$109,165	$78,476	$17,749	$13,148	$109,373

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$79,006	$19,372	$21,083	$119,461

Notes

(1)	See reconciliation per page 13 of this financial information release.

(2)	Return on average capital employed represents the last twelve months operating income as of October 28, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending October 28, 2018, July 29, 2018, April 29, 2018, January 28, 2018, and October 29, 2017.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therfore, have no affect on the capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

(5)	Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated coporate for all periods presented and therfore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2017
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 29, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$26,450	$70,822	37.3%
Upholstery Fabrics	10,879	17,973	60.5%
(less: Unallocated Corporate)	(9,871)	12,787	N/A
Total	$27,458	$101,583	27.0%

Average Capital Employed	As of the three Months Ended October 29, 2017				As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$94,626	34,974	71,443	$201,043	$99,190	34,491	74,223	$207,904	$98,087	$32,255	$75,292	$205,634
Total liabilities	(16,150)	(17,225)	(14,588)	(47,963)	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$78,476	$17,749	$56,855	$153,080	$74,913	$19,508	$55,256	$149,677	$70,468	$16,006	$62,156	$148,630
Less:
Cash and cash equivalents	-	-	(15,739)	(15,739)	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)
Short-term investments - Available-For-Sale	-	-	(2,478)	(2,478)	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)
Short-term investments - Held-To-Maturity	-	-	(4,015)	(4,015)	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(26,853)	(26,853)	-	-	(30,907)	(30,907)	-	-	(30,945)	(30,945)
Long-term investments - Rabbi Trust	-	-	(6,921)	(6,921)	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(491)	(491)	-	-	(436)	(436)	-	-	(419)	(419)
Income taxes payable - current	-	-	692	692	-	-	884	884	-	-	287	287
Income taxes payable - long-term	-	-	487	487	-	-	487	487	-	-	467	467
Deferred income taxes - non-current	-	-	4,641	4,641	-	-	4,253	4,253	-	-	3,593	3,593
Line of credit	-	-	-	-	-	-	5,000	5,000	-	-	-	-
Deferred compensation	-	-	6,970	6,970	-	-	6,769	6,769	-	-	5,520	5,520

Total Capital Employed	$78,476	$17,749	$13,148	$109,373	$74,913	$19,508	$13,801	$108,222	$70,468	$16,006	$11,955	$98,429

	As of the three Months Ended January 29, 2017				As of the three Months Ended October 30, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$90,197	$30,380	$70,479	$191,056	$81,683	$29,361	$68,083	$179,127
Total liabilities	(23,126)	(11,960)	(13,656)	(48,742)	(18,499)	(11,180)	(13,499)	(43,178)

Subtotal	$67,071	$18,420	$56,823	$142,314	$63,184	$18,181	$54,584	$135,949
Less:
Cash and cash equivalents	-	-	(15,659)	(15,659)	-	-	(13,910)	(13,910)
Short-term investments - Available-For-Sale	-	-	(2,410)	(2,410)	-	-	(2,430)	(2,430)
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(30,832)	(30,832)	-	-	(31,050)	(31,050)
Long-term investments - Rabbi Trust	-	-	(5,488)	(5,488)	-	-	(4,994)	(4,994)
Income taxes receivable	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(422)	(422)	-	-	(581)	(581)
Income taxes payable - current	-	-	217	217	-	-	513	513
Income taxes payable - long-term	-	-	1,817	1,817	-	-	3,734	3,734
Deferred income taxes - non-current	-	-	2,924	2,924	-	-	1,699	1,699
Line of credit	-	-	-	-	-	-	-	-
Deferred compensation	-	-	5,327	5,327	-	-	5,171	5,171

Total Capital Employed	$67,071	$18,420	$12,297	$97,788	$63,184	$18,181	$12,736	$94,101

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$70,822	$17,973	$12,787	$101,583

Notes

(1)	See reconciliation per page 13 of this financial information release.

(2)	Return on average capital employed represents the last twelve months operating income as of October 29, 2017, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and noncurrent deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending October 29, 2017, July 30, 2017 April 30, 2017, January 29, 2017, and October 30, 2016.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therfore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME
FOR THE TWELVE MONTHS ENDED OCTOBER 28, 2018 AND OCTOBER 29, 2017
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/28/2018	4/29/2018	7/29/2018	10/28/2018	10/28/2018

Mattress Fabrics	$6,837	$6,088	$2,823	$2,932	$18,680
Upholstery Fabrics	3,510	2,181	2,527	2,722	10,940
Unallocated Corporate	(2,703)	(1,805)	(1,259)	(1,913)	(7,680)
Subtotal	7,644	6,464	4,091	3,741	21,940
Other non-recurring charges	-	-	-	(248)	(248)
Restructuring (expense) credit and related charges	-	-	(2,016)	791	(1,225)

Operating income	$7,644	$6,464	$2,075	$4,284	$20,467

	Quarter Ended (1)				(1)
					Trailing 12
					Months
	1/29/2017	4/30/2017	7/30/2017	10/29/2017	10/29/2017

Mattress Fabrics	$6,367	$7,153	$6,368	$6,562	$26,450
Upholstery Fabrics	3,100	2,510	2,895	2,374	10,879
Unallocated Corporate	(2,532)	(2,493)	(2,299)	(2,547)	(9,871)
Operating income	$6,935	$7,170	$6,964	$6,389	$27,458

% Over (Under)	10.2%	-9.8%	-70.2%	-32.9%	-25.5%

Notes

(1)
We did not have any restructuring activities or non-recurring charges associated with our mattress fabrics segment for the three-month periods ending January 29, 2017, April 30, 2017, July 30, 2017, and October 29, 2017.